UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2010
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14400 North 87th Street
Scottsdale, Arizona	85260-3649
(Address of principal executive offices)	(Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 25, 2010, JDA Software Group, Inc. (“JDA”) announced financial results for the fourth quarter ended December 31, 2009 by issuing a press release and holding a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and the conference call contain forward-looking statements regarding JDA and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     As noted above, on January 25, 2010 JDA announced in a news release and on a conference call its financial performance for the fourth quarter ended December 31, 2009. Within the news release and during the call, JDA has made reference to its proposed acquisition of i2 Technologies, Inc. (“i2”).
     This communication is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, JDA has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 containing a Proxy Statement of i2 and a Prospectus of JDA, and each of JDA and i2 have filed, and plan to file, with the Securities and Exchange Commission other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus has been mailed to stockholders of i2. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
     Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the Securities and Exchange Commission by JDA and i2 through the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents filed with the Securities and Exchange Commission from JDA by directing a request to JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260, Attention: Investor Relations (telephone: (480) 308-3000) or going to JDA’s corporate website at www.jda.com, or from i2 by directing a request to i2 Technologies, Inc., One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone (469) 357-1000) or going to i2’s corporate website at www.i2.com.

     JDA, i2, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 7, 2009, and Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2009. Information regarding i2’s directors and executive officers is set forth in i2’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 28, 2009, and Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2009. Additional information regarding the interests of such potential participants is included in the Proxy Statement/Prospectus and the other relevant documents filed with the Securities and Exchange Commission.
Use of Non-GAAP Financial Information
     JDA provides a non-GAAP measure of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share in the attached press release. The presentation is intended to be a supplemental measure of performance and typically excludes non-cash charges such as amortization of intangibles, stock-based compensation and certain charges that impact the comparability of one quarter to another. The presentation is not intended to replace or to be displayed more prominently than our GAAP measurements. A reconciliation of the adjustments to GAAP results for the periods is included. In addition, an explanation of the ways in which JDA management uses these non-GAAP measures to evaluate its business, the substance behind JDA management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which JDA management compensates for those limitations, and the substantive reasons why JDA management believes that these non-GAAP measures provide useful information to investors is included in the attached press release.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated January 25, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: January 25, 2010	By:	/s/ Pete Hathaway
Pete Hathaway
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release dated January 25, 2010.